SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report:  December 30, 1994



                         Seafield Capital Corporation
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            (Exact name of registrant as specified in its charter)

       Missouri                   0-16946                   43-1039532
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     (State of other     (Commission File Number)        (IRS Employer
     jurisdiction of                                    Identification
     incorporation)                                         Number)


     2600 Grand Ave.  Suite 500
     P. O. Box 410949
     Kansas City,  MO                                        64141
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     (Address of principal executive offices)              (Zip code)


                               (816)  842-7000
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            (Registrant's telephone number, including area code)



Item 5.     Other Events

On December 23, 1994, Seafield Capital Corporation (Seafield) issued a news release. The text of the news release is as follows:

Seafield Capital Corporation (Seafield) announced today that LabOne, Inc. (LabOne), Seafield's 82% owned subsidiary, was notified today by Epitope that the Food and Drug Administration (FDA) had approved its OraSure (registered trademark) oral specimen collection device for use in detecting antibodies against the HIV-1 virus.

Bert Hood, chairman, president and chief executive officer of LabOne, said, "LabOne plans to begin marketing OraSure (registered trademark) in the near future. The financial impact for LabOne cannot be determined at this time."

LabOne operates a centralized laboratory in the Kansas City area which markets clinical, substance abuse and insurance laboratory testing services nationwide.





                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.


                                Seafield Capital Corporation

Date:  December 30, 1994        By:   /s/ Steven K. Fitzwater
                                    -------------------------------------
                                    Steven K. Fitzwater
                                    Vice President, Chief Accounting
                                    Officer and Secretary